                                                                    EXHIBIT 99.1

                   [LETTERHEAD OF DAN RIVER INC. APPEARS HERE]

TO:        Salaried Employees

FROM:      Charles S. Bolt, Jr.
           Treasurer

SUBJECT:   Dan River Inc.
           Employee Participation in Initial Public Offering ("IPO")

DATE:      November 10, 1997


In connection with the recent filing with the Securities and Exchange Commission of a registration statement relating to the proposed initial public offering of 6,700,000 shares of Class A Common Stock of Dan River Inc. (the "Company"), salaried employees of the Company may be able to purchase shares in the IPO.

Attached are several documents for you to read and determine whether or not you have an interest in purchasing stock. If you are interested, follow the steps outlined in the "Procedural Memorandum".

While the Company chooses to provide you an easy way to purchase shares as an individual on a similar basis as a large institution can, your decision to invest or not to invest through this program is strictly a personal investment decision. Your choice has no bearing upon your employment with Dan River Inc.

Very truly yours,


/s/ Charles S. Bolt, Jr.

Charles S. Bolt, Jr.
Treasurer


/ch

Enclosures

                             PROCEDURAL MEMORANDUM

                                 DAN RIVER INC.
                              Class A Common Stock


In connection with the recent filing with the Securities and Exchange Commission ("SEC") of a registration statement relating to the proposed initial public offering of shares of Class A Common Stock of Dan River Inc. (the "Company"), we are sending you a copy of the preliminary prospectus included in the registration statement.

If, after reading the preliminary prospectus, you have an interest in purchasing shares in the public offering, please complete the enclosed four page Indication of Interest Form and Form W-9 (or Forms W-8 and 1001, if applicable), and return them in the self-addressed envelope provided so that they are received no later than 5:00pm (EST) on NOVEMBER 17, 1997. DO NOT SEND MONEY NOW.

Arrangements have been made by the Company with Morgan Stanley & Co. Incorporated ("Morgan Stanley") to handle the sale of the reserved shares. A Morgan Stanley representative may contact you prior to the pricing of the IPO to determine whether you wish to open a brokerage account if you do not currently have one (in order to purchase shares, it is necessary to have an account open in which to place those shares). Morgan Stanley will need all the information requested on the enclosed forms to comply with various regulatory agencies, so be certain to complete all sections. All information submitted will be treated by Dan River Inc. and Morgan Stanley in the strictest of confidence.

If the Company determines that you are to be allocated shares for purchase, Morgan Stanley will contact you after the registration statement is declared effective and the offering has priced in order to confirm purchase price, number of shares allocated, account number, and other pertinent information. If you confirm your intention to purchase, a copy of the final form of the prospectus will be sent to you along with a written confirmation of the sale.

Full payment of the purchase price of your shares must arrive at Morgan Stanley & Co. Incorporated, Attn. Brian Murphy, 1221 Avenue of the Americas, 4th Floor,
                    ----
New York, NY 10020 by settlement date, which is three days after the pricing date. Checks must be made payable to Morgan Stanley & Co. Incorporated. Third party checks (checks drawn by a payer other than the account name) are not acceptable. If payment is not received by due date, the shares allocated for purchase by you will be made available for purchase by the general public.

Stock certificates, if requested, will be registered in the name and address of the account and mailed to that address. Allow three weeks for receipt of the stock certificates. Once you have received the stock certificate, changes of name and/or address may be made by mailing the certificate with a letter of instruction to the Transfer Agent (the bank listed on the certificate).

You will not be able to sell, transfer, assign, pledge, or hypothecate the shares of the Company's Common Stock for a period of 180 days following the effective date of the registration statement.

The Internal Revenue Code requires that Form W-9 (alternatively, Forms W-8 and 1001 if you are a non-U.S. citizen or non-U.S. resident), a copy of which is attached, must be completed and signed and returned to Morgan Stanley. Failure to submit the applicable form could result in as much as 31% of the gross proceeds and/or dividends being withheld from your account and the funds sent to the Internal Revenue Service. Should this happen, you would have to claim the funds on your year-end tax report.

The following statement is required to be included in this letter in accordance with Rule 134(b)(1) of the Securities Act of 1933, as amended:

          A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



Very truly yours,


DAN RIVER INC.
MORGAN STANLEY & CO. INCORPORATED


-----------------------------

                          INDICATION OF INTEREST FORM


Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas, 4th Floor
New York, NY  10020

Attention: Brian Murphy

Dear Ladies and Gentlemen:

I am expressing an interest in purchasing shares of Dan River Inc. Common Stock. Although I understand that the price is subject to change at any time prior to effectiveness of the Registration Statement, the expected price range is $14 to $16 per share. The total number of shares I wish to purchase is __________ (subject to a minimum of 100 shares; additional shares in multiples of 100).

I acknowledge that:

1.  I have received and read my copy of the preliminary prospectus.

2. The number of shares requested is for my own personal account and not on behalf of any other person.

3. I AM NOT ASSURED OF OBTAINING ANY OR ALL OF THE NUMBER OF SHARES REQUESTED, AND I UNDERSTAND THAT IF ANY SHARES ARE AVAILABLE FOR PURCHASE BY ME, I WILL BE NOTIFIED OF THE NUMBER OF SUCH SHARES.

4. No offer to buy any of the shares can be accepted and no part of the purchase price can be received by Morgan Stanley until the Registration Statement covering the proposed offering has been declared effective by the Securities and Exchange Commission and until the shares have been qualified for sale, where required, by the administrative authorities of the jurisdiction in which I reside, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date of the Registration Statement. This indication of interest involves no obligation or commitment of any kind by Morgan Stanley or by me.

5. I understand that I will not be permitted to sell, transfer, assign, pledge or hypothecate shares of Dan River Inc. Common Stock for a period of 180 days after purchasing the shares.

6. I represent that my purchase of Dan River Inc. Class A Common Stock hereunder does not and will not violate any Ethics or Conflict of Interest policies or guidelines of my employer.


Name                                   Fax to Brian Murphy at 212-762-8557    1
    --------------------------------

7. I am not, and no member of my immediate family is, nor am I materially supported directly or indirectly by, an officer, director, general partner, shareholder, employee or agent of any broker-dealer in securities or otherwise associated with any broker-dealer in securities, except for a broker-dealer which is engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities. Otherwise, please name the broker-dealer and describe the relationship.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    As used in this question, the term "immediate family" includes parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children.

8. I am not, nor am I materially supported by, a senior officer of a bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9. I am not, nor am I materially supported by, a person who may influence, or whose activities directly or indirectly involve or are related to, the function of buying or selling securities for any bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

10. I am not, nor am I materially supported by, a person acting in a fiduciary capacity to Morgan Stanley & Co. Incorporated, including, among others, attorneys, accountants and financial consultants. Otherwise, please name the person and describe the relationship.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


Name (printed):
                ----------------------------------------------------------------
Signature:
           ---------------------------------------------------------------------
Date:
      --------------------------------------------------------------------------


    IF YOU ARE INTERESTED IN PURCHASING SHARES, YOU MUST COMPLETE ALL FOUR PAGES OF THIS FORM AND RETURN IT SO THAT IT IS RECEIVED BY NOVEMBER 17, 1997
                        NO LATER THAN 5:00 P.M. (EST).

Name                                   Fax to Brian Murphy at 212-762-8557    2
    --------------------------------

PLEASE COMPLETE ALL OF THE REQUESTED INFORMATION.
PLEASE PRINT LEGIBLY.

Full Name (first, middle, last):
                                ------------------------------------------------
Street:
       -------------------------------------------------------------------------
City:                                State:                    Zip:
     -------------------------------       --------------------    -------------
Business Phone: (    )                  Home Phone: (    )
                 ---- ------------------             ---- ----------------------
Citizen of what country?                   Date of Birth (MM/DD/YY)
                        ------------------                         -------------
Social Security Number
                      ----------------------------------------------------------
Estimated Net Worth                               Annual Income

      Below $100,000                              Below $30,000
------                                      ------
      $100,000 to $250,000                        $30,000 to $50,000
------                                      ------
      $250,000 to $500,000                        $50,000 to $100,000
------                                      ------
      $500,000 to $1,000,000                      $100,000 to $200,000
------                                      ------
      $1,000,000 to $2,500,000                    $200,000 to $500,000
------                                      ------
      $2,500,000 to $5,000,000                    $500,000 to $1,000,000
------                                      ------
      Above $5,000,000                            Above $1,000,000
------                                      ------

Marital Status:         Single         Married        Divorced        Separated
                 -------        -------         ------          ------
Name of your Bank:
                   -------------------------------------------------------------
Name of your Employer:
                       ---------------------------------------------------------
Business Address:
                  --------------------------------------------------------------
Years employed:                             Year retired:
               -----------------------------              ----------------------
Position:
          ----------------------------------------------------------------------

For a joint account, complete the following:
Full Name (first, middle, last):
                                ------------------------------------------------
Name of Employer:
                 ---------------------------------------------------------------
Business Address:
                 ---------------------------------------------------------------
Years employed:                             Year retired:
               ---------------------------               -----------------------
Position:
          ----------------------------------------------------------------------

Do you currently have an account at Morgan Stanley?
                                                    ----------------------------
     If yes,  address of branch:
                                 -----------------------------------------------
     Name of Account Executive:
                                ------------------------------------------------


What is your relationship to the Company?
-----------------------------------------
     Employee
-----
     Friend of the Company - explain:
-----                                 ------------------------------------------
     Relative of an Employee - explain:
-----                                   ----------------------------------------
     Other - describe:
-----                  ---------------------------------------------------------


Name                                   Fax to Brian Murphy at 212-762-8557     3
    --------------------------------

Investment Experience   How many years of experience do you have with the
---------------------
following products?

Stocks                Bonds              Options            Other
      ------------         ------------         -----------      --------------


Investment Objectives
---------------------

         Conservation of Capital
--------
         Growth/Income
--------
         Long Term Growth/Income Secondary
--------
         Speculative Capital Gain
--------
         Short Term Trading
--------






Name                                   Fax to Brian Murphy at 212-762-8557    4
    --------------------------------

MORGAN STANLEY
--------------------------------------------------------------------------------


The following share-price matrix has been created to give you examples of possible investment amounts based on the number of shares purchased at various purchase prices. The current range for the Dan River Inc. initial public offering, which is subject to change without notice at any time prior to effectiveness of the Registration Statement, is $14.00 to $16.00

THIS MATRIX IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT IN ANY WAY GUARANTEE THAT THE SHARES WILL BE PRICED WITHIN THE RANGE INDICATED; THE OFFERING MAY BE PRICED ABOVE OR BELOW THE CURRENT ESTIMATE.


Dan River Inc. Class A Share Price Matrix
================================================================================

                                Price per Share
      --------------------------------------------------------------------------
                    $13         $14         $15         $16         $17
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
       100        $1,300       $1,400      $1,500      $1,600      $1,700
      --------------------------------------------------------------------------
       200        $2,600       $2,800      $3,000      $3,200      $3,400
      --------------------------------------------------------------------------
       300        $3,900       $4,200      $4,500      $4,800      $5,100
      --------------------------------------------------------------------------
       400        $5,200       $5,600      $6,000      $6,400      $6,800
      --------------------------------------------------------------------------
       500        $6,500       $7,000      $7,500      $8,000      $8,500
      --------------------------------------------------------------------------
       600        $7,800       $8,400      $9,000      $9,600      $10,200
      --------------------------------------------------------------------------
Number 700        $9,100       $9,800      $10,500     $11,200     $11,900
      --------------------------------------------------------------------------
of     800       $10,400      $11,200      $12,000     $12,800     $13,600
      --------------------------------------------------------------------------
Shares 900       $11,700      $12,600      $13,500     $14,400     $15,300
      --------------------------------------------------------------------------
       1000      $13,000      $14,000      $15,000     $16,000     $17,000
      --------------------------------------------------------------------------
       1100      $14,300      $15,400      $16,500     $17,600     $18,700
      --------------------------------------------------------------------------
       1200      $15,600      $16,800      $18,000     $19,200     $20,400
      --------------------------------------------------------------------------
       1300      $16,900      $18,200      $19,500     $20,800     $22,100
      --------------------------------------------------------------------------
       1400      $18,200      $19,600      $21,000     $22,400     $23,800
      --------------------------------------------------------------------------
       1500      $19,500      $21,000      $22,500     $24,000     $25,500
      --------------------------------------------------------------------------
       2000      $26,000      $28,000      $30,000     $32,000     $34,000
      --------------------------------------------------------------------------

Example 1:   If you indicate for and are allocated 200 shares and Dan River Inc.
             is priced at $14 per share, the net amount due Morgan Stanley would be $2,800.

Example 2:   If you indicate for and are allocated 800 shares and Dan River Inc.
             is priced at $16 per share, the net amount due Morgan Stanley would be $12,800.

                              METHODS OF PAYMENT
--------------------------------------------------------------------------------

At pricing, a Morgan Stanley Representative will contact you with information regarding the amount of shares you have been allocated, the price per share and the amount owed to Morgan Stanley. At this time, you will also receive your Morgan Stanley account number which should be indicated on the check or wire.

Full payment of the purchase price of your shares must arrive at Morgan Stanley & Co. Incorporated, Attn. Brian Murphy at Morgan Stanley, 1221 Avenue of the
                    ----
Americas, 4th Floor, New York, NY 10020 by settlement date, which is three business days after the pricing date.

If payment is not received by due date, the shares allocated for purchase by you will be made available for purchase by the general public.


PAYMENT BY CHECK
--------------------------------------------------------------------------------
 .  Checks must be made payable to Morgan Stanley & Co. Incorporated.
 .  Third party checks (checks drawn by a payer other than the account name) are not acceptable.
 .  Please indicate your account number on the check.  Your account number can be obtained from Brian Murphy at 212-762-6355.
 . Check should be mailed to the above address so that it is received no later than three business days after the pricing date.


PAYMENT BY BANK WIRE
--------------------------------------------------------------------------------
 .  If you would like to pay by wire, please use the following instructions:

     Citibank, NYC
     ABA    021000089
     A/C Name:      Morgan Stanley and Co. Incorporated
     A/C  #:        3889-0774

     Sub A/C Name:  [Your Name as specified on the Indication of Interest form]
     Sub A/C  #:    [Morgan Stanley Account number]


 . Important: Before initiating the wire transfer, please call Brian Murphy at 212-762-6355 with the dollar amount being wired and the name of the bank that will be wiring the funds.

                            SUMMARY OF INSTRUCTIONS
--------------------------------------------------------------------------------



1.  Complete four-page Indication of Interest Form and Form W-9.

2.  Fax a copy of the Indication of Interest to Brian Murphy at 212-762-8557.

3.  Mail the Indication of Interest form to:

          Brian Murphy
          Morgan Stanley and Co., Incorporated
          1221 Avenue of the Americas, 4th Floor
          New York, NY 10020

4. You will be contacted when the offering has priced by a Morgan Stanley Representative. You will be given information regarding the number of shares you have been allocated, the price of the offering, the amount owed to Morgan Stanley, and your Morgan Stanley account number.

5. Payment can be made by check or bank wire. Checks should be sent directly to Brian Murphy at the above address. Please ensure that your payment is received by Morgan Stanley no later than the third business day after pricing.

                             PROCEDURAL MEMORANDUM

                                Dan River, Inc.
                              Class A Common Stock

In connection with the recent filing with the Securities and Exchange Commission ("SEC") of a registration statement relating to the proposed offering of shares of Class A Common Stock of Dan River Inc. (the "Company"), we are enclosing a copy of the preliminary prospectus included in the registration statement.

If, after reading the preliminary prospectus, you have an interest in purchasing shares in the public offering, please complete the enclosed two page Indication of Interest Form, New Account Form and Form W-9 (or Forms W-8 and 1001 if you are not a US citizen or a US resident), and return them to your assigned Dean Witter Account Executive, (see enclosed Contact Listing) so they are received no later than 5:00 PM (EST) on November 17, 1997. DO NOT SEND MONEY NOW.

Arrangements have been made by the Company with Dean Witter Reynolds Inc. ("Dean Witter") to handle the sale of the reserved shares. You must have an account with Dean Witter to purchase shares through the Directed Share Program. If you indicate on the New Account Form that you have an existing account with Dean Witter, your account representative will be notified of your intent to purchase shares through this program. If you do not have an account with Dean Witter, an account will be established for you. Dean Witter will need all the information requested on the enclosed forms to comply with various regulatory agencies, so be certain to complete all sections. All information submitted will be treated by Dean Witter in the strictest of confidence.

If the Company determines that you are to be allocated shares for purchase, the Dean Witter representative assigned to your location, (see enclosed Dean Witter Contact Listing), will contact you after the registration statement is declared effective and the offering has priced in order to confirm purchase price, number of shares allocated, account number, and other pertinent information. If you confirm your intention to purchase, a copy of the final form of the prospectus will be sent to you along with a written confirmation of the sale.

Full payment of the purchase price of your shares must arrive at Dean Witter Reynolds Inc., by settlement date, which is three days after the pricing date. Checks should be made payable to Dean Witter Reynolds Inc. and must be mailed to the account executive assigned to your location. Third party checks (checks drawn by a payer other than the account name) are not acceptable. If payment is not received by due date, the shares allocated for purchase by you will be made available for purchase by the general public.

After the purchase is completed, any shares you purchased will be held in your Dean Witter account. If you wish to receive a stock certificate, please contact your Dean Witter account representative who will explain the procedure for obtaining a stock certificate. Once you have received the stock certificate, changes of name and/or address may be made by mailing the certificate with a letter of instruction to the Transfer Agent (the bank listed on the certificate).

You will not be able to sell, transfer, assign, pledge, or hypothecate (pledging of securities as collateral for loans made to purchase securities) the shares of the Company's Class A Common Stock for a period of 180 days following the effective date of the registration statement.

The Internal Revenue Code requires that Form W-9 (alternatively, Forms W-8 and 1001 if you are a non-U.S. citizen or non-U.S. resident), a copy of which is attached, must be completed and signed and returned to Dean Witter. Failure to submit the applicable form could result in as much as 31% of the sale proceeds and/or dividends being withheld from your account and such funds sent to the Internal Revenue Service. Should this happen, you would have to claim the funds on your year-end tax report.

The following statement is required to be included in this letter in accordance with Rule 134(b)(1) of the Securities Act of 1933, as amended:

          A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Should you have any questions concerning the above, please call the appropriate Dean Witter Account Executive on the enclosed contact listing.


                                     Very truly yours,


                                     DAN RIVER, INC.
                                     DEAN WITTER REYNOLDS INC.

                          INDICATION OF INTEREST FORM

Date:
     -------------------

Attention:  Dean Witter Account Representative

Re: Dan River, Inc. - Directed Share Program

Ladies and Gentleman:

As an employee or retiree of Dan River, Inc., I am expressing an interest in purchasing shares of Dan River, Inc. Class A Common Stock. Although I understand that the price is subject to change at any time prior to effectiveness of the Registration Statement, the expected price range is $14 to $16 per share. The total number of shares I wish to purchase is __________ (subject to a minimum of 100 shares; additional shares in multiples of 100 shares).

I acknowledge that:

1.   I have received and read my copy of the preliminary prospectus.

2. The number of shares requested is for my own personal account and not on behalf of any other person.

3. I AM NOT ASSURED OF OBTAINING ANY OR ALL OF THE NUMBER OF SHARES REQUESTED, AND I UNDERSTAND THAT IF ANY SHARES ARE AVAILABLE FOR PURCHASE BY ME, I WILL BE NOTIFIED OF THE NUMBER OF SUCH SHARES.

4. No offer to buy any of the shares can be accepted and no part of the purchase price can be received by Dean Witter until the Registration Statement covering the proposed offering has been declared effective by the Securities and Exchange Commission and until the shares have been qualified for sale, where required, by the administrative authorities of the jurisdiction in which I reside, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date of the Registration Statement. This indication of interest involves no obligation or commitment of any kind by Dean Witter or by me.

5. I understand that I will not be permitted to sell, transfer, assign, pledge or hypothecate (pledging securities as collateral for loans made to purchase securities) shares of Dan River, Inc. Common Stock for a period of 90 days after purchasing the shares.

6. I represent that my purchase of Dan River, Inc. Class A Common Stock hereunder does not and will not violate any Ethics or Conflict of Interest policies or guidelines of my employer.

Name (printed):
               --------------------------------------

IF YOU ARE INTERESTED IN PURCHASING SHARES, YOU MUST COMPLETE BOTH PAGES OF THIS FORM AND RETURN IT SO THAT IT IS RECEIVED BY NOVEMBER 17TH, 1997, NO LATER THAN 5:00P.M. (EST).

7. I am not, and no member of my immediate family is, nor am I materially supported directly or indirectly by, an officer, director, general partner, shareholder, employee or agent of any broker-dealer in securities or otherwise associated with any broker-dealer in securities, except for a broker-dealer which is engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities. Otherwise, please name the broker-dealer and describe the relationship.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     As used in this question, the term "immediate family" includes parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children.

8. I am not, nor am I materially supported by, a senior officer of a bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

9. I am not, nor am I materially supported by, a person who may influence, or whose activities directly or indirectly involve or are related to, the function of buying or selling securities for any bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

10. I am not, nor am I materially supported by, a person acting in a fiduciary capacity to Dean Witter Reynolds Inc., including, among others, attorneys, accountants and financial consultants. Otherwise, please name the person and describe the relationship.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Name (printed):
               -----------------------------------
Signature:
          ----------------------------------------
Date:
     ---------------------------------------------

IF YOU ARE INTERESTED IN PURCHASING SHARES, YOU MUST COMPLETE BOTH PAGES OF THIS FORM AND RETURN IT SO THAT IT IS RECEIVED BY NOVEMBER 17TH, 1997, NO LATER THAN 5:00P.M. (EST).

                             PROCEDURAL MEMORANDUM

                                Dan River, Inc.
                              Class A Common Stock

In connection with the recent filing with the Securities and Exchange Commission ("SEC") of a registration statement relating to the proposed offering of shares of Class A Common Stock of Dan River Inc. (the "Company"), we are enclosing a copy of the preliminary prospectus included in the registration statement.

If, after reading the preliminary prospectus, you have an interest in purchasing shares in the public offering, please complete the enclosed two page Indication of Interest Form, New Account Form and Form W-9 (or Forms W-8 and 1001 if you are not a US citizen or a US resident), and return them to your assigned Dean Witter Account Executive, (see enclosed Contact Listing) so they are received no later than 5:00 PM (EST) on November 17, 1997. DO NOT SEND MONEY NOW.

Arrangements have been made by the Company with Dean Witter Reynolds Inc. ("Dean Witter") to handle the sale of the reserved shares. You must have an account with Dean Witter to purchase shares through the Directed Share Program. If you indicate on the New Account Form that you have an existing account with Dean Witter, your account representative will be notified of your intent to purchase shares through this program. If you do not have an account with Dean Witter, an account will be established for you. Dean Witter will need all the information requested on the enclosed forms to comply with various regulatory agencies, so be certain to complete all sections. All information submitted will be treated by Dean Witter in the strictest of confidence.

If the Company determines that you are to be allocated shares for purchase, the Dean Witter representative assigned to your location, (see enclosed Dean Witter Contact Listing), will contact you after the registration statement is declared effective and the offering has priced in order to confirm purchase price, number of shares allocated, account number, and other pertinent information. If you confirm your intention to purchase, a copy of the final form of the prospectus will be sent to you along with a written confirmation of the sale.

Full payment of the purchase price of your shares must arrive at Dean Witter Reynolds Inc., by settlement date, which is three days after the pricing date. Checks should be made payable to Dean Witter Reynolds Inc. and must be mailed to the account executive assigned to your location. Third party checks (checks drawn by a payer other than the account name) are not acceptable. If payment is not received by due date, the shares allocated for purchase by you will be made available for purchase by the general public.

After the purchase is completed, any shares you purchased will be held in your Dean Witter account. If you wish to receive a stock certificate, please contact your Dean Witter account representative who will explain the procedure for obtaining a stock certificate. Once you have received the stock certificate, changes of name and/or address may be made by mailing the certificate with a letter of instruction to the Transfer Agent (the bank listed on the certificate).

You will not be able to sell, transfer, assign, pledge, or hypothecate (pledging of securities as collateral for loans made to purchase securities) the shares of the Company's Class A Common Stock for a period of 180 days following the effective date of the registration statement.

The Internal Revenue Code requires that Form W-9 (alternatively, Forms W-8 and 1001 if you are a non-U.S. citizen or non-U.S. resident), a copy of which is attached, must be completed and signed and returned to Dean Witter. Failure to submit the applicable form could result in as much as 31% of the sale proceeds and/or dividends being withheld from your account and such funds sent to the Internal Revenue Service. Should this happen, you would have to claim the funds on your year-end tax report.

The following statement is required to be included in this letter in accordance with Rule 134(b)(1) of the Securities Act of 1933, as amended:

            A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Should you have any questions concerning the above, please call the appropriate Dean Witter Account Executive on the enclosed contact listing.


                                   Very truly yours,


                                   DAN RIVER, INC.
                                   DEAN WITTER REYNOLDS INC.

                          INDICATION OF INTEREST FORM

Date: __________________


Attention:  Dean Witter Account Representative

Re: Dan River, Inc. - Directed Share Program

Ladies and Gentleman:

As an employee or retiree of Dan River, Inc., I am expressing an interest in purchasing shares of Dan River, Inc. Class A Common Stock. Although I understand that the price is subject to change at any time prior to effectiveness of the Registration Statement, the expected price range is $14 to $16 per share. The total number of shares I wish to purchase is __________ (subject to a minimum of 100 shares; additional shares in multiples of 100 shares).

I acknowledge that:

1.  I have received and read my copy of the preliminary prospectus.

2. The number of shares requested is for my own personal account and not on behalf of any other person.

3. I AM NOT ASSURED OF OBTAINING ANY OR ALL OF THE NUMBER OF SHARES REQUESTED, AND I UNDERSTAND THAT IF ANY SHARES ARE AVAILABLE FOR PURCHASE BY ME, I WILL BE NOTIFIED OF THE NUMBER OF SUCH SHARES.

4. No offer to buy any of the shares can be accepted and no part of the purchase price can be received by Dean Witter until the Registration Statement covering the proposed offering has been declared effective by the Securities and Exchange Commission and until the shares have been qualified for sale, where required, by the administrative authorities of the jurisdiction in which I reside, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date of the Registration Statement. This indication of interest involves no obligation or commitment of any kind by Dean Witter or by me.

5. I understand that I will not be permitted to sell, transfer, assign, pledge or hypothecate (pledging securities as collateral for loans made to purchase securities) shares of Dan River, Inc. Common Stock for a period of 180 days after purchasing the shares.

6. I represent that my purchase of Dan River, Inc. Class A Common Stock hereunder does not and will not violate any Ethics or Conflict of Interest policies or guidelines of my employer.


Name (printed):
               ----------------------------------


IF YOU ARE INTERESTED IN PURCHASING SHARES, YOU MUST COMPLETE BOTH PAGES OF THIS FORM AND RETURN IT SO THAT IT IS RECEIVED BY NOVEMBER 17TH, 1997, NO LATER THAN 5:00P.M. (EST).

7. I am not, and no member of my immediate family is, nor am I materially supported directly or indirectly by, an officer, director, general partner, shareholder, employee or agent of any broker-dealer in securities or otherwise associated with any broker-dealer in securities, except for a broker-dealer which is engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities. Otherwise, please name the broker-dealer and describe the relationship.

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    As used in this question, the term "immediate family" includes parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children.

8. I am not, nor am I materially supported by, a senior officer of a bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

9. I am not, nor am I materially supported by, a person who may influence, or whose activities directly or indirectly involve or are related to, the function of buying or selling securities for any bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm, or any other institutional type account. Otherwise, please name the bank, etc., and describe the relationship.

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

10. I am not, nor am I materially supported by, a person acting in a fiduciary capacity to Dean Witter Reynolds Inc., including, among others, attorneys, accountants and financial consultants. Otherwise, please name the person and describe the relationship.

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------


Name (printed):
               -------------------------------
Signature:
          ------------------------------------
Date:
     -----------------------------------------


IF YOU ARE INTERESTED IN PURCHASING SHARES, YOU MUST COMPLETE BOTH PAGES OF THIS FORM AND RETURN IT SO THAT IT IS RECEIVED BY NOVEMBER 17TH, 1997, NO LATER THAN 5:00P.M. (EST).

PLEASE COMPLETE ALL OF THE REQUESTED INFORMATION.
PLEASE PRINT LEGIBLY.

Number of Shares Indicated (please repeat the indication provided on the Indication of the Interest Form)

Full Name (first, middle, last):
                                ------------------------------------------------
Street:
       -------------------------------------------------------------------------
City:                                State:                    Zip:
     -------------------------------       --------------------    -------------
SS#:       -        -
    ------   ------   ------
Business Phone: (    )                  Home Phone: (    )
                 ---- ------------------             ---- ----------------------
Citizen of what country?                   Date of Birth (MM/DD/YY)
                        ------------------                         -------------
Do you currently have an account at Dean Witter?      YES      NO

        If yes, Account #:       -                    -
                          ------   ------------------   ------
        Name of Account Executive:
                                  ---------------------------------------------
    If you currently have a Dean Witter account, it is not necessary to complete the following information.

Estimated Net Worth                               Annual Income

      Below $100,000                              Below $30,000
------                                      ------
      $100,000 to $250,000                        $30,000 to $50,000
------                                      ------
      $250,000 to $500,000                        $50,000 to $100,000
------                                      ------
      $500,000 to $1,000,000                      $100,000 to $200,000
------                                      ------
      $1,000,000 to $2,500,000                    $200,000 to $500,000
------                                      ------
      $2,500,000 to $5,000,000                    $500,000 to $1,000,000
------                                      ------
      Above $5,000,000                            Above $1,000,000
------                                      ------

Marital Status:      Single      Married                  # of Dependents
                -----       -----                                        -------
Name of your Bank:
                   -------------------------------------------------------------
Name of your Employer:
                       ---------------------------------------------------------
Business Address:
                  --------------------------------------------------------------
Years employed:                             Year retired:
               -----------------------------              ----------------------
Position:
          ----------------------------------------------------------------------

For a joint account, complete the following:
Full Name (first, middle, last):
                                ------------------------------------------------
Relation (i.e. spouse):
                       ---------------------------------------------------------
SS#:       -        -            Date of Birth:  (MM/DD/YY):
    ------   ------   ------                                --------------------
Name of Employer:
                 ---------------------------------------------------------------
Business Address:
                 ---------------------------------------------------------------
Years employed:                             Year retired:
               ----------------------------              -----------------------
Position:
          ----------------------------------------------------------------------

Investment Experience   How many years of experience do you have with the
---------------------
following products?

Stocks                Bonds              Options            Other
      ------------         ------------         -----------      --------------


Investment Objectives
---------------------

         Conservation of Capital
--------
         Growth/Income
--------
         Long Term Growth/Income Secondary
--------
         Speculative Capital Gain
--------
         Short Term Trading
--------

                                   W-9 FORM


IMPORTANT TAX NOTICE
Must be Signed and Returned Immediately!!

Substitute Form W-9

Dear Client,
        On August 5, 1983, The Interest and Dividend Tax Compliance Act of 1983 was signed into law. This law has serious implications for accounts opened with Dean Witter Reynolds Inc. on or after January 1, 1984.
        The Backup Withholding section of the law requires the withholding of 31% of Dividends, Interest and GROSS PROCEEDS OF SALES OF SECURITIES for any account which has not filed a signed W-9 or a substitute form with us regardless of whether a Social Security or Federal Employer Identification Number was provided at the time the account was opened.
        To avoid the withholding penalties required by this law, please fill in your Social Security or Federal Employer Identification Number in Box #1 and check Box #2 if you are not subject to backup withholding under the notified payee under reporting provisions, that is, either because you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified you that you are no longer subject to backup withholding. If you are awaiting issuance of a Social Security or Federal Employer Identification Number from the IRS, write "Applied For" in Box #1.

BOTH BOXES MUST BE COMPLETED TO AVOID BACKUP WITHHOLDING.

BOX #1  Social Security or              BOX #2  Not subject to Backup
        Employee Identification                 Withholding under the notified
        Number                                  payee underreporting provisions

 _____________________________           _____________
[_____________________________]         [_____________]


I certify, under the penalties of perjury, that the information provided on this form is true, correct and complete.


Signature_________________________ DATE____________________


For Dean Witter Use Only


Account Number____________________




DWR-9586(7/84)REV.1-93

DEAN WITTER REYNOLDS INC.
--------------------------------------------------------------------------------


The following share-price matrix has been created to give you examples of possible investment amounts based on the number of shares purchased at various purchase prices. The current range for the Dan River Inc. initial public offering, which is subject to change without notice at any time prior to effectiveness of the Registration Statement, is $14.00 to $16.00

THIS MATRIX IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT IN ANY WAY GUARANTEE THAT THE SHARES WILL BE PRICED WITHIN THE RANGE INDICATED; THE OFFERING MAY BE PRICED ABOVE OR BELOW THE CURRENT ESTIMATE.


Dan River Inc. Class A Common Stock Share Price Matrix
================================================================================

                                Price per Share
      --------------------------------------------------------------------------
                    $13         $14         $15         $16         $17
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
       100        $1,300       $1,400      $1,500      $1,600      $1,700
      --------------------------------------------------------------------------
       200        $2,600       $2,800      $3,000      $3,200      $3,400
      --------------------------------------------------------------------------
       300        $3,900       $4,200      $4,500      $4,800      $5,100
      --------------------------------------------------------------------------
       400        $5,200       $5,600      $6,000      $6,400      $6,800
      --------------------------------------------------------------------------
       500        $6,500       $7,000      $7,500      $8,000      $8,500
      --------------------------------------------------------------------------
       600        $7,800       $8,400      $9,000      $9,600      $10,200
      --------------------------------------------------------------------------
Number 700        $9,100       $9,800      $10,500     $11,200     $11,900
      --------------------------------------------------------------------------
of     800       $10,400      $11,200      $12,000     $12,800     $13,600
      --------------------------------------------------------------------------
Shares 900       $11,700      $12,600      $13,500     $14,400     $15,300
      --------------------------------------------------------------------------
       1000      $13,000      $14,000      $15,000     $16,000     $17,000
      --------------------------------------------------------------------------
       1100      $14,300      $15,400      $16,500     $17,600     $18,700
      --------------------------------------------------------------------------
       1200      $15,600      $16,800      $18,000     $19,200     $20,400
      --------------------------------------------------------------------------
       1300      $16,900      $18,200      $19,500     $20,800     $22,100
      --------------------------------------------------------------------------
       1400      $18,200      $19,600      $21,000     $22,400     $23,800
      --------------------------------------------------------------------------
       1500      $19,500      $21,000      $22,500     $24,000     $25,500
      --------------------------------------------------------------------------
       2000      $26,000      $28,000      $30,000     $32,000     $34,000
      --------------------------------------------------------------------------

Example 1:   If you indicate for and are allocated 200 shares and Dan River Inc.
             is priced at $14 per share, the net amount due Dean Witter would be $2,800.

Example 2:   If you indicate for and are allocated 800 shares and Dan River Inc.
             is priced at $16 per share, the net amount due Dean Witter would be $12,800.

                                    Q & A'S

                   THE DAN RIVER INC. DIRECTED SHARE PROGRAM


WHAT IS THE DAN RIVER INC. DIRECTED SHARE PROGRAM?

The Directed Share Program offers active salaried employees an opportunity to purchase shares of Common Stock at the Initial Public Offering (IPO) price.

HOW MANY SHARES OF DAN RIVER INC. COMMON STOCK CAN I PURCHASE THROUGH THE DIRECTED SHARE PROGRAM?

You are required to purchase a minimum of 100 shares. You may request to purchase additional shares in units of 100 shares.

HOW DO I PARTICIPATE IN THE PROGRAM?

Enclosed is a packet of forms and information about the Directed Share Program, including a Preliminary Prospectus.


One of the forms you must complete is an Indication of Interest form. On this form you will indicate the number of shares you are interested in purchasing. Dean Witter will tabulate the number of shares salaried employees express an interest in purchasing. If the total number of shares exceeds the amount reserved to be sold through the Directed Share Program, we will make the necessary reallocation. As a result, you may receive fewer than the number of shares you indicate an interest in purchasing.

DO I NEED AN ACCOUNT WITH DEAN WITTER IN ORDER TO PURCHASE SHARES THROUGH THE DIRECTED SHARE PROGRAM?

Yes, even if you have an account with another broker, you can only purchase shares if you have an account with Dean Witter. A Dean Witter broker will set up an account for you when you return your completed forms.

WHAT IF I CURRENTLY HAVE A DEAN WITTER ACCOUNT?

If you indicate on the Indication of Interest form that you have an account with Dean Witter, your account representative will be notified of your intention to purchase shares through the Direct Share Program.

HOW WILL I BE NOTIFIED OF THE NUMBER OF SHARES I CAN PURCHASE THROUGH THE DIRECTED SHARE PROGRAM?

A representative of Dean Witter will contact you after all approvals are received from the SEC and other regulatory authorities and the offering has been priced. Your assigned Dean Witter representative will inform you of the number of shares you are eligible to purchase, the price per share and will confirm your intention to purchase the shares through the Directed Share Program. The NASD rules governing the sale of securities to certain "restricted" persons may prohibit some individuals from participating in the program.

CAN I CHANGE THE NUMBER OF SHARES I INDICATE AN INTENTION TO PURCHASE OR CANCEL AND NOT PURCHASE ANY SHARES?

All changes must be made prior to the pricing of the offering. Depending on the number of shares other employees have indicated an intention to purchase, your Dean Witter representative may permit you to increase the number of shares you would like to purchase. You may also decrease the number of shares or cancel your purchase prior to the pricing of the offering.

WHAT IS THE PRICE PER SHARE OF THE DAN RIVER INC. COMMON STOCK UNDER THE DIRECTED SHARE PROGRAM?

The price per share you will be required to pay will be the Initial Public Offering (IPO) price. The current price range for the Dan River Inc. Common Stock offering, which is subject to change without notice at any time prior to the effectiveness of the Registration Statement, is $14.00 to $16.00 per share.

WHEN MUST I MAKE PAYMENT FOR THE SHARES PURCHASED?

Full payment of the purchase price must arrive at the office of Dean Witter three business days after the stock is priced (approximately mid-November). Your check must be made payable to Dean Witter Reynolds, Inc. You will be notified where to mail your check. If payment is not received by the due date, the shares allocated for your purchase will be made available for purchase by the general public.

HOW LONG MUST I HOLD SHARES PURCHASED THROUGH THE DIRECTED SHARE PROGRAM?

You are not permitted to sell, transfer, assign, pledge or hypothecate shares purchased through the Directed Share Program for a period of 90 days following the purchase of the shares. After that, you may either continue to hold the shares or dispose of them in any manner your choose.

MUST I PAY ANY COMMISSIONS OR FEES FOR SELLING THE SHARES?

Dean Witter has agreed to charge a discounted rate of ten cents per share plus a nominal handling and mailing fee for selling shares purchased through the Directed Share Program. These charges may change at some future date.

WHAT IF I WANT MY SHARES TRANSFERRED TO AN ACCOUNT AT ANOTHER BROKERAGE FIRM OR IF I WANT TO RECEIVE A CERTIFICATE FOR THE SHARES I PURCHASE THROUGH THE DIRECTED SHARE PROGRAM?

These transactions can be requested through the Dean Witter representative on your account. If you wish to transfer your shares to an account at another brokerage firm Dean Witter will do so for you at no charge. If you request a certificate be mailed to you, Dean Witter will arrange for this.

                               IMPORTANT NOTICE

THESE Q & A's ARE DESIGNED TO PROVIDE YOU WITH A GENERAL UNDERSTANDING OF THE DAN RIVER INC. DIRECTED SHARE PROGRAM. THE MATERIAL YOU RECEIVE IN THE NEAR FUTURE FROM DEAN WITTER WILL BE MORE SPECIFIC. IF YOU INTEND TO PARTICIPATE IN THE DIRECTED SHARE PROGRAM YOU MUST COMPLETE THE REQUIRED FORMS AND PROVIDE ALL THE INFORMATION THAT IS REQUESTED. ANY INFORMATION SUBMITTED TO DAN RIVER INC. OR DEAN WITTER WILL BE HELD IN THE STRICTEST CONFIDENCE. PLEASE BE CERTAIN YOU FOLLOW ALL INSTRUCTIONS AND RETURN THE COMPLETED FORMS IN A TIMELY MANNER IN ORDER TO ENSURE THAT YOU REMAIN ELIGIBLE TO PARTICIPATE IN THE DIRECTED SHARE PROGRAM.

THE IMPLEMENTATION OF THE DIRECTED SHARE PROGRAM IS SUBJECT TO THE APPROVAL OF REGISTRATION STATEMENT BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SHARES BEING QUALIFIED FOR SALE BY THE APPROPRIATE REGULATORY AUTHORITIES.

The following statement is required to be included in accordance with Rule 134(b)(1) of the Securities Act of 1993, as amended:

    A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                       DEAN WITTER CONTACT LISTING
---------------------------------------------------------------------------------------------------------------
                                    FOR DAN RIVER EMPLOYEES LOCATED AT:
---------------------------------------------------------------------------------------------------------------
Location                    Please Contact       Branch Address                City      State         Zip
---------------------------------------------------------------------------------------------------------------
Wetupka, AL                 Judy Shirk           2862 Dauphin Street          Mobile      AL          36606
---------------------------------------------------------------------------------------------------------------
                            Brian Wilson
Danville, VA                or                   4437-A Starkey Road         Roanoke      VA       24014-2812
                            Doug Dameron
                            or
                            Brian Thomas
---------------------------------------------------------------------------------------------------------------
Sevierville, TN             Jim Kinser           9648 Kingston Pike         Knoxville     TN          37922
---------------------------------------------------------------------------------------------------------------
Harris, NC                  Scott Daily          Two First Union Center,    Charlotte     NC          28282
(Harris Plant)              or                   Suite 1600
                            Tim Daily
---------------------------------------------------------------------------------------------------------------
Spindale, NC                Jim Lock             Two First Union Center,    Charlotte     NC          28282
(Spindale Plant)                                 Suite 1600
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Location                    Please Contact     Phone             800 Number       Fax
---------------------------------------------------------------------------------------------------
Wetupka, AL                 Judy Shirk         (334) 476-0075    (800) 786-7786   (334) 473-8832
---------------------------------------------------------------------------------------------------
                            Brian Wilson
Danville, VA                or                 (540) 772-0760    (800) 755-5127   (540) 772-1777
                            Doug Dameron
                            or
                            Brian Thomas
---------------------------------------------------------------------------------------------------
Sevierville, TN             Jim Kinser         (423) 694-1031    (800) 786-0786   (423) 694-1001
---------------------------------------------------------------------------------------------------
Harris, NC                  Scott Daily        (704) 379-7624    (800) 676-6676   (704) 379-7690
(Harris Plant)              or
                            Tim Daily
---------------------------------------------------------------------------------------------------
Spindale, NC                Jim Lock           (704) 379-7628    (800) 676-6676   (704) 379-7690
(Spindale Plant)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                      FOR DAN RIVER MARKETING EMPLOYEES IN THEIR VARIOUS LOCATIONS
---------------------------------------------------------------------------------------------------------------
Location                    Please Contact:      Branch Address                City      State         Zip
---------------------------------------------------------------------------------------------------------------
                            Dan Shepler          2 World Trade Center,       New York     NY          10048
                                                 73rd Floor
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Location                    Please Contact:    Phone             800 Number       Fax
---------------------------------------------------------------------------------------------------
                            Dan Shepler        (212) 392-4313    (800) 776-4477   (212) 392-7742
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                         FOR DAN RIVER FACTORY EMPLOYEES IN THEIR VARIOUS LOCATIONS
---------------------------------------------------------------------------------------------------------------
Location                    Please Contact:      Branch Address                City      State         Zip
---------------------------------------------------------------------------------------------------------------
                            Brian Wilson
                            or                   4437-A Starkey Road         Roanoke      VA       24014-2812
                            Doug Dameron
                            or
                            Brian Thomas
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Location                    Please Contact:    Phone             800 Number       Fax
---------------------------------------------------------------------------------------------------
                            Brian Wilson
                            or                 (540) 772-0760    (800) 755-5127   (540) 772-1777
                            Doug Dameron
                            or
                            Brian Thomas
---------------------------------------------------------------------------------------------------